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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                  May 21, 2003

                    Honda Auto Receivables 2003-2 Owner Trust
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                       (Issuer with respect to Securities)

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                        American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)
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         California                     333-71022                33-0526079
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(State or other jurisdiction        (Commission File           (IRS Employer
         of incorporation)               Number)             Identification No.)


American Honda Receivables Corp.
700 Van Ness Avenue
Torrance, California                                                 90501
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(Address of principal executive offices)                           (Zip code)



         Registrant's telephone number, including area code:   (310) 781-4100
                                                               ---------------








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         Item 2. Acquisition or Disposition of Assets


         Description of the Securities and the Auto Loans


         American Honda Receivables Corp. registered issuances of up to $10,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-71022) (the "Registration Statement"). Pursuant to the Registration Statement, Honda Auto Receivables 2003-2 Owner Trust (the "Issuer") issued $1,549,740,000 Class A-1 1.123313% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 1.34% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 1.69% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 2.16% Asset Backed Notes (the "Class A-4 Notes") (collectively the "Notes"), on May 21, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.


         The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of May 1, 2003, between the Issuer and Citibank, N.A., as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.


         The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.


         As of May 21, 2003, the receivables possessed the characteristics described in the Prospectus dated February 19, 2003 and the Prospectus Supplement dated May 13, 2003, filed pursuant to Rule 424(b)(5) of the Act on May 16, 2003.





         Item 5. Other Events


         Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.





         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)  Not applicable


         (b)  Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated May 13, 2003, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and J.P. Morgan Securities Inc.

              Exhibit 4.1. Indenture, dated as of May 1, 2003, between the Issuer and the Indenture Trustee.

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              Exhibit 4.2. Amended and Restated Trust Agreement, dated May 21,
              2003, among American Honda Receivables Corp. (the "Depositor") and U.S. Bank Trust National Association (the "Owner Trustee").

              Exhibit 4.3 Sale and Servicing Agreement, dated May 1, 2003, among the Seller, the Servicer and the Issuer.

              Exhibit 4.4 Receivables Purchase Agreement, dated as of May 1, 2003, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

              Exhibit 4.5 Administration Agreement, dated as of May 1, 2003, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.

              Exhibit 5.1 Opinion of Dewey Ballantine LLP with respect to legality.

              Exhibit 8.1 Opinion of Dewey Ballantine LLP with respect to tax matters.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Honda Auto Receivables 2003-2 Owner Trust

                                    By: American Honda Receivables Corp.



                                    By: /s/  Y. Takahashi
                                        ---------------------
                                        Name:  Y. Takahashi
                                        Title: President




Dated:  May 21, 2003

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                                  EXHIBIT INDEX


Exhibit No.        Description

Exhibit 1.1. Underwriting Agreement, dated May 13, 2003, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and J.P. Morgan Securities Inc.

Exhibit 4.1. Indenture, dated as of May 1, 2003, between the Issuer and the Indenture Trustee.

Exhibit 4.2. Amended and Restated Trust Agreement, dated May 21, 2003, among American Honda Receivables Corp. (the "Depositor") and U.S. Bank Trust National Association (the "Owner Trustee").

Exhibit 4.3 Sale and Servicing Agreement, dated May 1, 2003, among the Seller, the Servicer and the Issuer.

Exhibit 4.4 Receivables Purchase Agreement, dated as of May 1, 2003, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

Exhibit 4.5 Administration Agreement, dated as of May 1, 2003, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.


Exhibit 5.1        Opinion of Dewey Ballantine LLP with respect to legality.

Exhibit 8.1        Opinion of Dewey Ballantine LLP with respect to tax matters.


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